Exhibit 32(a)
18 U.S.C. Section 1350 Certification
     I hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the accompanying Form 10-K of Cecil Bancorp, Inc. (“Bancorp”) for the annual period ended December 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and that the information contained in this Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Bancorp.

By:	/s/ Mary B. Halsey	March 27, 2008

	Mary B. Halsey	Date
President and Chief Executive Officer
(Principal Executive Officer)

Exhibit 32(b)
18 U.S.C. Section 1350 Certification
     I hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the accompanying Form 10-K of Cecil Bancorp, Inc. (“Bancorp”) for the annual period ended December 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and that the information contained in this Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Bancorp.

By:	/s/ R. Lee Whitehead	March 27, 2008

	R. Lee Whitehead	Date
Vice President and Chief Financial Officer
(Principal Financial Officer)